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                                 EXHIBIT 23.2







              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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     The Board of Directors
     The Rouse Company:


     We consent to the use of our report incorporated herein by reference.



                                              KPMG PEAT MARWICK LLP

     Baltimore, Maryland
     October 28, 1994


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